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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) January 23, 2006
                                                        ----------------


                            SUNSHINE PCS CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


 Delaware                              333-50948                     30-0076986
--------------------------------------------------------------------------------
  (State or other              (Commission File                 (IRS Employer
  Jurisdiction of                     Number)                 Identification)
  Incorporation)



         65 Highland Road, Rye New York                                10580
--------------------------------------------------------------------------------
     (Address of Principal Executive Offices)                        (Zip Code)



       Registrant's Telephone Number, Including Area Code: (914) 967-3285
                                                            --------------

ITEM 4.01. Changes in Registrant's Certifying Accountants.

(a) On January 23, 2006, Sunshine PCS Corporation (the "Company") dismissed Deloitte & Touche LLP as the Company's independent auditor. The decision to change auditors was approved by the Company's Board of Directors on that date.

The reports of Deloitte & Touche LLP on the Company's financial statements for the fiscal years ended December 31, 2004 and 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

In addition, in connection with the audits of the Company's financial statements for each of the fiscal years ended December 31, 2004 and 2003, and in the subsequent interim period through January 23, 2006, there were no disagreements with Deloitte & Touche LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference to the subject matter of the disagreements in connection with its reports. There were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Deloitte & Touche LLP with a copy of the foregoing disclosures and has requested Deloitte & Touche LLP furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the written statement. A copy of the letter from Deloitte & Touche LLP, dated January 25, 2006, is filed as Exhibit 16.1 of the Form 8-K.

(b) The Company appointed a new independent auditor, Daszkal Bolton LLP of 2401 NW Boca Raton Boulevard, Boca Raton, FL 33431-6632. Such appointment was approved at the January 23, 2006 Board of Directors Meeting. During the fiscal years ended December 31, 2004 and 2003, and in the subsequent interim period through January 23, 2006, the Company did not consult with Daszkal Bolton LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company, as well as any matters or reportable events set forth in Item 304 (a)(2)(i) or (ii) of Regulation S-K.

ITEM 7. Financial Statements and Exhibits.
        ---------------------------------


        (c) Exhibits.

        16.1 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated January 25, 2006.

                                    SIGNATURE

     Pursuant to requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the Undersigned hereunto duly authorized.

                                Sunshine PCS Corporation

                                   /s/ David Ahl
                                   -------------
                                   David Ahl
                                   Chief Executive Officer




Date: January 26, 2006

                                  EXHIBIT INDEX

Exhibit 16.1  -  Letter  from  Deloitte  &  Touche  LLP  to  the Securities and
                 Exchange  Commission  dated  January 25, 2006.